Exhibit 99.1

FOR IMMEDIATE RELEASE

SUPERIOR GROUP OF COMPANIES REPORTS THIRD QUARTER 2024 RESULTS

– Total net sales of $149.7 million up from $136.1 million in prior year third quarter –
– Net income of $5.4 million up from $3.1 million in prior year third quarter –
– EBITDA of $11.7 million up from $9.3 million in prior year third quarter –
– Board of Directors approves $0.14 per share quarterly dividend –
– Reaffirms full-year outlook –

ST. PETERSBURG, Fla., November 6, 2024 – Superior Group of Companies, Inc. (NASDAQ: SGC) (the “Company”), today announced its third quarter 2024 results.

“We grew our sales and profit both sequentially from the prior quarter and year over year, representing our strongest quarterly results of 2024 despite only modest improvement in macro-related customer sentiment,” said Michael Benstock, Chief Executive Officer. “We also continue to drive solid operating cash flow as our entire team is focused on driving sales by leveraging our ongoing growth-oriented investments in people, products and technology, while striving to further optimize efficiencies and margins.  Today we are reaffirming our full-year outlook and are pleased to report that our Board has again approved a quarterly dividend.  Superior Group of Companies is as energized as ever by our multitude of opportunities to gain market share across the attractive end markets we serve in our quest to further enhance long-term shareholder value.”

Third Quarter Results

For the third quarter ended September 30, 2024, net sales increased 10.0% to $149.7 million compared to third quarter 2023 net sales of $136.1 million. Pretax income increased to $6.6 million compared to $3.3 million in the third quarter of 2023. Net income increased to $5.4 million or $0.33 per diluted share compared to $3.1 million or $0.19 per diluted share for the third quarter of 2023.

Fourth Quarter 2024 Dividend

The Board of Directors declared a quarterly dividend of $0.14 per share, payable November 27, 2024 to shareholders of record as of November 13, 2024.

2024 Full-Year Outlook

The Company is maintaining its full year 2024 sales outlook range of $563 million to $570 million, versus 2023 sales of $543 million, and maintaining its full-year earnings per diluted share forecast of $0.73 to $0.79 versus $0.54 in 2023.

Webcast and Conference Call

The Company will host a webcast and conference call at 5:00 pm Eastern Time today. The live webcast and archived replay can be accessed in the investor relations section of the Company's website at https://ir.superiorgroupofcompanies.com/Presentations. Interested individuals may also join the teleconference by dialing 1-844-861-5505 for U.S. dialers and 1-412-317-6586 for International dialers. The Canadian Toll-Free number is 1-866-605-3852. Please ask to be joined to the Superior Group of Companies call. A telephone replay of the teleconference will be available through November 20, 2024. To access the replay, dial 1-877-344-7529 in the United States or 1-412-317-0088 from international locations. Canadian dialers can access the replay at 855-669-9658. Please reference conference number 5346270 for replay access.

The Company’s website at https://ir.superiorgroupofcompanies.com/Presentations will also contain an updated investor presentation.

Disclosure Regarding Forward Looking Statements

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “potential,” or “plan” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements in this press release may include, without limitation: (1) projections of revenue, income, and other items relating to our financial position and results of operations, including short term and long term plans for cash, (2) statements of our plans, objectives, strategies, goals and intentions, (3) statements regarding the capabilities, capacities, market position and expected development of our business operations and (4) statements of expected industry and general economic trends.

Such forward-looking statements are subject to certain risks and uncertainties that may materially adversely affect the anticipated results. Such risks and uncertainties include, but are not limited to, the following: the impact of competition; uncertainties related to supply disruptions, inflationary environment (including with respect to the cost of finished goods and raw materials and shipping costs), employment levels (including labor shortages), and general economic and political conditions in the areas of the world in which the Company operates or from which it sources its supplies or the areas of the United States of America (“U.S.” or “United States”) in which the Company’s customers are located; changes in the healthcare, retail chain, food service, transportation and other industries where uniforms and service apparel are worn; our ability to identify suitable acquisition targets, discover liabilities associated with such businesses during the diligence process, successfully integrate any acquired businesses, or successfully manage our expanding operations; the price and availability of raw materials; attracting and retaining senior management and key personnel; the effect of the Company’s previously disclosed material weakness in internal control over financial reporting; the Company’s ability to successfully remediate its material weakness in internal control over financial reporting and to maintain effective internal control over financial reporting; and other factors described in the Company’s filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and we disclaim any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

About Superior Group of Companies, Inc. (SGC):

Established in 1920, Superior Group of Companies is comprised of three attractive business segments each serving large, fragmented and growing addressable markets. Across Healthcare Apparel, Branded Products and Contact Centers, each segment enables businesses to create extraordinary brand engagement experiences for their customers and employees. SGC’s commitment to service, quality, advanced technology, and omnichannel commerce provides unparalleled competitive advantages. We are committed to enhancing shareholder value by continuing to pursue a combination of organic growth and strategic acquisitions. For more information, visit www.superiorgroupofcompanies.com.

Investor Relations Contact:
Investors@Superiorgroupofcompanies.com

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except shares and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net sales	$149,690	$136,126	$420,268	$396,061

Costs and expenses:
Cost of goods sold	89,144	82,928	253,650	248,159
Selling and administrative expenses	52,215	47,246	149,339	134,007
Other periodic pension costs	189	214	567	642
Interest expense	1,569	2,464	4,897	7,658
	143,117	132,852	408,453	390,466
Income before income tax expense	6,573	3,274	11,815	5,595
Income tax expense	1,170	160	1,900	380
Net income	$5,403	$3,114	$9,915	$5,215

Net income per share:
Basic	$0.34	$0.19	$0.62	$0.33
Diluted	$0.33	$0.19	$0.60	$0.32

Weighted average shares outstanding during the period:
Basic	16,107,549	15,992,792	16,118,885	15,954,264
Diluted	16,543,990	16,155,355	16,588,914	16,132,832

Cash dividends per common share	$0.14	$0.14	$0.42	$0.42

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except shares and par value data)

	September 30,	December 31,
	2024	2023
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$18,373	$19,896
Accounts receivable, less allowance for doubtful accounts of $3,836 and $4,237, respectively	98,822	103,494
Inventories	93,771	98,067
Contract assets	50,326	48,715
Prepaid expenses and other current assets	10,177	9,188
Total current assets	271,469	279,360
Property, plant and equipment, net	42,859	46,890
Operating lease right-of-use assets	16,282	17,909
Deferred tax asset	12,333	12,356
Intangible assets, net	47,959	51,160
Other assets	16,448	14,775
Total assets	$407,350	$422,450

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$46,292	$50,520
Other current liabilities	42,381	43,978
Current portion of long-term debt	5,625	4,688
Current portion of acquisition-related contingent liabilities	740	1,403
Total current liabilities	95,038	100,589
Long-term debt	78,755	88,789
Long-term pension liability	13,517	13,284
Long-term acquisition-related contingent liabilities	-	557
Long-term operating lease liabilities	11,295	12,809
Other long-term liabilities	9,236	8,784
Total liabilities	207,841	224,812
Shareholders’ equity:
Preferred stock, $.001 par value - authorized 300,000 shares (none issued)	-	-
Common stock, $.001 par value - authorized 50,000,000 shares, issued and outstanding 16,331,962 and 16,564,712 shares, respectively	16	16
Additional paid-in capital	81,859	77,443
Retained earnings	121,052	122,464
Accumulated other comprehensive loss, net of tax:
Pensions	(1,054)	(1,122)
Foreign currency translation adjustment	(2,364)	(1,163)
Total shareholders’ equity	199,509	197,638
Total liabilities and shareholders’ equity	$407,350	$422,450

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Nine Months Ended September 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$9,915	$5,215
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,872	10,331
Inventory write-downs	1,893	1,609
Provision for bad debts - accounts receivable	251	64
Share-based compensation expense	2,905	3,523
Change in fair value of acquisition-related contingent liabilities	363	(442)
Change in fair value of written put options	653	(460)
Changes in assets and liabilities:
Accounts receivable	3,891	9,650
Contract assets	(1,671)	6,208
Inventories	2,241	18,280
Prepaid expenses and other current assets	(1,292)	3,462
Other assets	(959)	(844)
Accounts payable and other current liabilities	(4,292)	2,148
Payment of acquisition-related contingent liabilities	(686)	(279)
Long-term pension liability	325	561
Other long-term liabilities	1,088	362
Net cash provided by operating activities	24,497	59,388

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(2,911)	(4,023)
Net cash used in investing activities	(2,911)	(4,023)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings of debt	31,000	4,000
Repayment of debt	(40,281)	(51,813)
Debt issuance costs	-	(300)
Payment of cash dividends	(6,994)	(6,886)
Payment of acquisition-related contingent liabilities	(897)	(553)
Proceeds received on exercise of stock options	1,118	97
Common shares repurchased and retired	(6,346)	-
Net cash used in financing activities	(22,400)	(55,455)

Effect of currency exchange rates on cash	(709)	97
Net increase (decrease) in cash and cash equivalents	(1,523)	7
Cash and cash equivalents balance, beginning of period	19,896	17,722
Cash and cash equivalents balance, end of period	$18,373	$17,729

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
(Unaudited)
(In thousands, except shares and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net income	$5,403	$3,114	$9,915	$5,215
Interest expense	1,569	2,464	4,897	7,658
Income tax expense	1,170	160	1,900	380
Depreciation and amortization	3,252	3,515	9,872	10,331
Impairment Charge	260	-	260	-
EBITDA(1)	$11,654	$9,253	$26,844	$23,584
EBITDA margin(1)	7.8%	6.8%	6.4%	6.0%

(1) EBITDA, which is a non-GAAP financial measure, is defined as net income excluding interest expense, income tax expense and depreciation and amortization expense. EBITDA margin is defined as EBITDA divided by net sales. The Company believes EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the Company’s core operating results from period to period by removing (i) the impact of the Company’s capital structure (interest expense from outstanding debt), (ii) tax consequences and (iii) asset base (depreciation and amortization). The Company uses EBITDA internally to monitor operating results and to evaluate the performance of its business. In addition, the compensation committee has used EBITDA in evaluating certain components of executive compensation, including performance-based annual incentive programs. EBITDA is not a measure of financial performance under GAAP.  EBITDA should not be considered in isolation or as an alternative to net income, cash flows from operating activities or any other measure determined in accordance with GAAP. The items excluded to calculate EBITDA are significant components in understanding and assessing the Company’s results of operations. The presentation of the Company’s EBITDA may change from time to time, including as a result of changed business conditions, new accounting pronouncements or otherwise. If the presentation changes, the Company undertakes to disclose any change between periods and the reasons underlying that change. The Company’s EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate EBITDA in the same manner.

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION - REPORTABLE SEGMENTS
(Unaudited)
(In thousands)

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended September 30, 2024:
Net sales	$92,547	$33,025	$25,038	$(920)	$-	$149,690
Cost of goods sold	59,037	19,216	11,296	(405)	-	89,144
Gross margin	33,510	13,809	13,742	(515)	-	60,546
Selling and administrative expenses	24,223	11,240	11,482	(515)	5,785	52,215
Other periodic pension cost	-	-	-	-	189	189
Add: Impairment charge	-	260	-	-	-	260
Add: Depreciation and amortization	1,446	944	770	-	92	3,252
Segment EBITDA(1)	$10,733	$3,773	$3,030	$-	$(5,882)	$11,654

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended September 30, 2023:
Net sales	$83,512	$29,649	$24,121	$(1,156)	$-	$136,126
Cost of goods sold	54,588	18,165	10,724	(549)	-	82,928
Gross margin	28,924	11,484	13,397	(607)	-	53,198
Selling and administrative expenses	23,418	9,493	10,224	(607)	4,718	47,246
Other periodic pension cost	-	-	-	-	214	214
Add: Depreciation and amortization	1,452	1,064	880	-	119	3,515
Segment EBITDA(1)	$6,958	$3,055	$4,053	$-	$(4,813)	$9,253

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Nine Months Ended September 30, 2024:
Net sales	$260,911	$88,854	$73,422	$(2,919)	$-	$420,268
Cost of goods sold	167,534	53,335	34,075	(1,294)	-	253,650
Gross margin	93,377	35,519	39,347	(1,625)	-	166,618
Selling and administrative expenses	70,486	30,931	32,436	(1,625)	17,111	149,339
Other periodic pension cost	-	-	-	-	567	567
Add: Impairment charge	-	260	-	-	-	260
Add: Depreciation and amortization	4,513	2,837	2,246	-	276	9,872
Segment EBITDA(1)	$27,404	$7,685	$9,157	$-	$(17,402)	$26,844

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Nine Months Ended September 30, 2023:
Net sales	$244,955	$85,875	$68,935	$(3,704)	$-	$396,061
Cost of goods sold	164,492	53,872	31,545	(1,750)	-	248,159
Gross margin	80,463	32,003	37,390	(1,954)	-	147,902
Selling and administrative expenses	63,833	28,461	29,502	(1,954)	14,165	134,007
Other periodic pension cost	-	-	-	-	642	642
Add: Depreciation and amortization	4,826	3,014	2,210	-	281	10,331
Segment EBITDA(1)	$21,456	$6,556	$10,098	$-	$(14,526)	$23,584

(1) Segment EBITDA is our primary measure of segment profitability under U.S. GAAP ASC 280 “Segment Reporting”. Amounts included in income before income tax expense and excluded from Segment EBITDA include: interest expense and depreciation and amortization expense. Total EBITDA is a non-GAAP financial measure. Please see reconciliation of Total EBITDA included in the Non-GAAP Financial Measures table above.